Supplement dated November 8, 2024, to the Prospectus dated May 1, 2024 (as amended September 17, 2004), for

Protective Investors Benefit Advisory Variable Annuity contracts

Issued by Protective Life Insurance Company

Protective Variable Annuity Separate Account

This Supplement amends certain information in your variable annuity contract Prospectus.

The Prospectus is amended to reflect that the Maximum Anniversary Value Death Benefit, Maximum Quarterly Value Death Benefit, and Maximum Daily Value Death Benefit are available as optional death benefits in California for Contract applications signed on and after November 11, 2024. All references to the Maximum Anniversary Value Death Benefit, Maximum Quarterly Value Death Benefit, and Maximum Daily Value Death Benefit not being available in California are hereby deleted.

If you have any questions regarding this Supplement, please contact your financial advisor or us toll free at 1-800-456-6330. Please keep this Supplement for future reference.